Exhibit 10.4

FIFTH AMENDMENT TO AND SPREADER OF
PLEDGE AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO AND SPREADER OF PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is effective as of December 8, 2023 (the “Effective Date”), by (i) Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOFREC”), HOF Village Newco, LLC, a Delaware limited liability company (“HOF Newco”), and HOF Village Youth Fields, LLC, a Delaware limited liability company (“HOF Youth Fields”; HOFREC, HOF Newco, and HOF Youth Fields are collectively referred to herein as “Grantors”); and (ii) CH CAPITAL LENDING, LLC, a Delaware limited liability company, in its role as Administrative Agent/Collateral Agent (in such capacity, “Administrative Agent/Collateral Agent”) for (a) CH Capital Lending, LLC, a Delaware limited liability company (“CH Capital Lending”), (b) IRG, LLC, a Nevada limited liability company (“IRG, LLC”), (c) JKP Financial, LLC, a Delaware limited liability company (“JKP Financial”), and (d) Midwest Lender Fund, LLC, a Delaware limited liability company (“Midwest Lender Fund”; CH Capital Lending, IRG, LLC, JKP Financial, and Midwest Lender Fund are referred to herein, collectively, as the “Secured Parties”).

RECITALS:

A. Grantors and Administrative Agent/Collateral Agent are the current parties to that certain Pledge and Security Agreement, dated as of December 1, 2020, as affected and amended by (i) that certain Joinder Agreement to Pledge and Security Agreement dated as of February 17, 2021, (ii) that certain First Amendment to Pledge and Security Agreement dated as of December 15, 2021, (iii) that certain Joinder Agreement to Pledge and Security Agreement dated as of March 1, 2022, (iv) that certain Second Amendment to Pledge and Security Agreement dated as of July 31, 2022 (the “Second Amendment”), (v) that certain Third Amendment to Pledge and Security Agreement dated as of November 7, 2022, and (vi) that certain Fourth Amendment and Spreader to Pledge and Security Agreement dated effective as of November 7, 2022 (as so affected and amended, the “Existing Security Agreement”). The Existing Security Agreement, as amended by this Amendment and as it may further be amended, restated, amended and restated, supplemented, refinanced, renewed, replaced, extended or otherwise modified from time to time, is referred to herein as the “Security Agreement.”

B. Reference is further made to the following agreements and instruments (collectively, amended, restated, amended and restated, supplemented, refinanced, renewed, replaced, extended or otherwise modified from time to time, the “Secured Instruments”):

(i) That certain Term Loan Agreement (as amended, restated, supplemented, waived, or otherwise modified from time to time, including by an amendment dated effective as of the Effective Date, the “Term Loan Agreement”), dated as of December 1, 2020, among the entities identified therein as co-borrowers, and Aquarian Credit Funding LLC, as lead arranger, administrative agent, collateral agent and representative of the lenders party thereto, as assigned to CH Capital Lending (in its capacity as Administrative Agent and in its capacity as Lender), on March 1, 2022, and all agreements, instruments, and promissory notes executed in connection with the Term Loan Agreement, including that certain Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $8,786,700.61, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, including that certain First Amendment to Second Amended and Restated Secured Cognovit Promissory Note, dated as of the Effective Date (“First Amendment to Term Loan Note”);

Fifth Amendment to Pledge and Security Agreement (former Aquarian)

(ii) That certain Joinder and First Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $10,504,940.89, from Grantors to CH Capital Lending, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time;

(iii) That certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $4,273,543.46, from Grantors to IRG, LLC, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time;

(iv) That certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $4,273,543.46, from Grantors to JKP Financial, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time;

(v) That certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $9,097,203.95, from Grantors to JKP Financial, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time; and

(vi) That certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $4,000,000.00, from Grantors to Midwest Lender Fund, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

C. Grantors and Administrative Agent/Collateral Agent (on its own behalf and on behalf of the Secured Parties) wish to amend the Existing Security Agreement, upon the terms and conditions set forth in this Amendment.

D. The First Amendment to Term Loan Note increasing the outstanding principal balance from $8,786,700.61 to $14,139,153.54 is part of the consideration for this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors and Administrative Agent/Collateral Agent hereby agree as follows:

1. Recitals; Definitions. The foregoing Recitals are hereby incorporated into this Amendment as if set forth in full herein. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings herein as ascribed to such terms in the Security Agreement.

Fifth Amendment to Pledge and Security Agreement (former Aquarian)

2. Additional Draw Permitted. Grantors as borrowers shall have the right to make additional draws on the Loan up to the amount of $4,600,000 and, to the extent such draws are made, that amount plus the balance of the amounts due under the terms of the Secured Instruments, shall be secured by the security interest granted in Section 3 below.

3. JCI Funds Collateral. Section 3.01 of the Existing Security Agreement is hereby amended by adding a new subsection (a-4), immediately following subsection (a-3) and before the paragraph beginning with “Furthermore” as previously amended in the Second Amendment as follows:

(a-4) Subject to the rights of SC230063, LLC and as set forth in that certain Consent, Partial Release and Subordination Agreement dated May 9, 2023 executed and delivered by HOF Newco, CH Capital Lending, LLC, IRG, LLC, Midwest Lender Fund, LLC, and JKP Financial, LLC, in favor of SC230063, LLC, as security for the payment or performance, as the case may be, in full of the Obligations, HOF Newco hereby assigns and pledges to the Administrative Agent, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a Lien on and security interest in all right, title or interest in or to the rights of HOF Newco in and to (a) any judgment obtained by or granted to them against Johnson Controls International PLC and/or its subsidiaries (collectively, “Johnson Controls”), (b) any settlement proceeds received or to be received by them from Johnson Controls, and (c) the proceeds arising out of any of the foregoing (collectively, the “JCI Funds Collateral”).

4. Security Interest Under HNB/Retail Loan. The parties acknowledge that the JCI Funds Collateral is also subject to that certain Security Agreement executed on November 21, 2023 and effective September 21, 2023, by HOFREC and HOF Newco in favor of CH Capital Lending in connection with a loan for up to $10,000,000.

5. Miscellaneous.

(a) Except as expressly modified by this Amendment, the terms and provisions of the Security Agreement are hereby ratified and confirmed and shall continue in full force and effect. The Security Agreement shall continue to be legal, valid, binding and enforceable, in accordance with its terms, on all of the Grantors and Administrative Agent/Collateral Agent.

(b) The provisions of this Amendment are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Amendment shall be construed as if such invalid or unenforceable provision had never been contained herein.

(c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

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Fifth Amendment to Pledge and Security Agreement (former Aquarian)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the Effective Date first written above.

Grantors:

HALL OF FAME RESORT &
ENTERTAINMENT COMPANY,
a Delaware corporation

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

HOF VILLAGE NEWCO, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Fifth Amendment to Pledge and Security Agreement (former Aquarian)

Administrative Agent/Collateral Agent:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
as Administrative Agent/Collateral Agent

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

Agreed and accepted by cross-collateralized lenders:

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

JKP FINANCIAL, LLC,
a Delaware limited liability company

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

MIDWEST LENDER FUND, LLC,
a Delaware limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:	/s/ Stuart Lichter
	Name:	Stuart Lichter
	Title:	President

Fifth Amendment to Pledge and Security Agreement (former Aquarian)